              EXHIBIT 99.2            Earnings Release Supplement  Third Quarter 2021

Citizens Community Bancorp, Inc.  Table of Contents  Segment Profiles  COVID‐19 Related Loan Deferrals  Non‐Owner Occupied CRE  Owner Occupied CRE  Multi‐family  Commercial & Industrial Loans  Construction & Development Loans  Agricultural Real Estate & Operating Loans  Hotel Loans  Restaurant Loans  Credit Quality/Risk Rating Descriptions  Loans by Risk Rating as of September 30, 2021  Loans by Rish Rating as of June 30, 2021  Loans by Risk Rating as of December 31, 2020  Loans by Risk Rating as of September 30, 2020  Allowance for Loan Losses  Nonaccrual Loans Roll forward  Other Real Estate Owned Roll forward  Troubled Debt Restructurings in Accrual Status  Acquired Loans – Non‐accretable difference and accretable discount tables  Earnings Per Share  Selected Capital Composition Highlights – Bank and Company    Page(s)  2  3  4  5  6  7  8  9  10  11  12  13  14  15  16  17  17  17  18  19   20  1

COVID-19 Related Loan Deferrals Dollars in Thousands COVID-19 Deferrals Balance Number of Loans Commercial Deferrals Hotel Loans 19,191$ 2 Other Commercial Loans - - Total Commercial Deferrals 19,191 2 Residential Deferrals 1,442 12 Consumer Deferrals - - Total Deferrals 20,633$ 14 September 30, 2021 *Interest only deferral – borrower provided two years of principal and interest payments at time of deferral Commercial Loan Deferral Expiration by Quarter Balance Number of Loans Hotel Loans Quarter Ending December 31, 2021 $ 5,953* 1 Quarter Ending March 31, 2022 13,238* 1 Total Hotel Loans 19,191 2 Other Commercial Loans Quarter Ending December 31, 2021 -$ - Total Other Commercial Loans - - Total Commercial Deferral Expirations 19,191$ 2 2

Citizens Community Bancorp Inc.

Non – Owner Occupied CRE

Non – Owner Occupied CRE As of 09/30/21



26%
20%
12%
10%
9%
6%
6%
5%
2%
4%
Hotel
CRE - Office
CRE - Retail
CRE - Industrial/Manufacturing
CRE - Mixed Use
Investor Residential
CRE - Senior Living
CRE - Warehouse/Mini Storage
CRE - Campground
Other

By Geography As of 09/30/21



10%
35%
55%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Non-Owner Occupied CRE

	As of 09/30/21	As of 06/30/21
Loan Balance Outstanding In Millions	$426	$353
Number of Loans	753	752
Average Loan Size In Thousands	$566	$469
Approximate Weighted Average LTV	58%	59%
Approximate Weighted Average DSCR	2.2x	2.3x
Weighted Average Seasoning In Months	23	26
Trailing 12 Month Net Charge-Offs	0.00%	0.00%

Portfolio Fundamentals

- Typically well seasoned investors with multiple projects, track record of success and personal financial strength (net worth/Liquidity)
- Maximum LTV =<80% with recourse to owners with >20% interest
- Term of 5-10 years with 20 to 25-year amortizations depending on property type, markets and strength and liquidity of sponsors
- Minimum DSC and/or Global DSC covenant required to monitor performance ranging from 1.15x-1.25x
- Conservative underwriting approach emphasizing actual results or market data
- Appropriate use of SBA 504/7a for lower cash injection or special use projects

3

26% 16% 11% 11% 11% 7% 6% 12% CRE Campground CRE Restaurant CRE Industrial/Manufacturing CRE Retail CRE Warehouse/Mini Storage CRE Mixed Use CRE Office Other Owner Occupied CRE As of 09/30/21 Portfolio Fundamentals 71% 12% 17% Wisconsin Minnesota Other By Geography As of 09/30/21 • Underwritten to <80% LTV based on appraised value (<75% for Restaurant) • Term of 5-10 years with 20-year amortization • Recourse to owners with greater than 20% interest • DSC covenant of 1.25x on project and/or Global DSC of 1.15x • Appropriate use of SBA 504/7a for lower cash injection or special use projects • By Geography “Other” segment includes borrowers with warm climates, no income tax states Owner Occupied CRE As of 09/30/21 As of 06/30/21 $212 $207 421 425 $504 $488 Approximate Weighted Average LTV 47% 48% 2.2x 2.1x Weighted Average Seasoning In Months 29 32 0.00% 0.00% Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Owner Occupied CRE Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 4

Portfolio Fundamentals 69% 29% 2% Wisconsin Minnesota Other By Geography As of 09/30/21 100% Multi-family Multi-family As of 09/30/21 • Robust housing markets in Eau Claire and Mankato markets supported by student populations at state universities, technical colleges, and growing population and job markets • Multi-family sponsors experienced owners with multi-project portfolios • Typically underwritten to 75% LTV based on appraised value with recourse; metro markets and/or strong sponsors may warrant up to 80% LTV • Generally, term of 5-10 years with 20 to 25-year amortization (varies by new versus existing, size of market and sponsor strength) • Covenant for minimum DSC/Global DSC Multi-family As of 09/30/21 As of 06/30/21 $156 $121 111 104 $1.41 $1.17 69% 67% Approximate Weighted Average DSCR 1.8x 1.8x 18 21 0.00% 0.00% Approximate Weighted Average LTV Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Multi-family Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Millions 5

Citizens Community Bancorp Inc.

Commercial & Industrial Loans

Commercial & Industrial As of 09/30/21



22%
11%
11%
8%
7%
6%
6%
6%
4%
4%
4%
4%
3%
4%
Manufacturing
Transportation and Warehousing
Construction
Agriculture
Administrative Support
Health Care
Finance and Insurance
Public Admin
Wholesale Trade
Real Estate, Rental and Leasing
Retail Trade
Education Services
Other Services
Other

By Geography As of 09/30/21



1%
18%
81%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Commercial & Industrial

	As of 09/30/21	As of 06/30/21
Loan Balance In Millions	$107	$100
Number of Loans	730	736
Average Loan Size In Thousands	$147	$137
Approximate Weighted Average DSCR	2.3x	2.7x
Weighted Average Seasoning In Months	30	27
Trailing 12 Month Net Charge-Offs	0.28%	0.35%
Committed Line, if collateral	66	57

Portfolio Fundamentals

- Highly diversified, secured loan portfolio underwritten with recourse
- Lines of credit reviewed annually and may have borrowing base certificates governing line usage
- Fixed asset LTV's based on age and type of equipment; <5-year amortization
- Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate
- "Retail Trade" segment consists of Farm Supply, Franchised Hardware, Franchised Auto Parts, Franchised and Non-franchised Auto Dealers and Repair Shops, Convenience Stores/Gas Stations

6

Citizens Community Bancorp Inc.

Construction & Development Loans

Commercial & Development As of 09/30/21



12%
23%
7%
10%
19%
14%
15%
Commercial 1-4 Family Construction
CRE Multi-family
CRE Warehouse/Mini Storage
CRE Senior Living
Land
CRE Campground
Other

By Geography As of 09/30/21



12%
50%
38%
Wisconsin
Minnesota
Other

Portfolio Characteristics - Construction & Development

	As of 09/30/21	As of 06/30/21
Loan Balance Outstanding In Millions	$86	$91
Number of Loans	132	118
Average Loan Size In Thousands	$648	$769
Approximate Weighted Average LTV	78%	61%
Trailing 12 Month Net Charge-Offs	0.00%	0.00%
Percent Utilized of Commitments	50%	58%

Portfolio Fundamentals

- Underwritten to 75-80% LTV based on lesser of cost or appraised value with full recourse
- Interest only typically up to 18 months (depending on project complexity and seasonal timing) followed by amortization of 15-25 years (terms vary by property type)
- Borrower equity contribution of cash/land value =>15% injected at the beginning of project (cash/land contribution)
- Construction loans require 3rd party inspections and title company draws after balancing to sworn construction statement
- 1-4 residential construction centered in eastern Twin Cities and Northwest Wisconsin. Generally 80% LTC /60%-80% of AV. Spec building capped. Progress reporting monthly by individual home

7

38% 23% 22% 17% Crop Dairy Other Farming Other Agricultural As of 09/30/21 Portfolio Fundamentals 69% 28% 3% Wisconsin Minnesota Other By Geography As of 09/30/21 • Producers required to have marketing plans to mitigate volatility of commodities • Appropriate crop/revenue insurance and/or dairy margin protection required • Maximum ag RE LTV of less than 65%; equipment LTV of less than 75% • Appropriate structuring to separate crop production cycles and to match length of loan with asset financed • Use of Farmer Mac, FSA, SBA or USDA programs to address DSC, collateral margins or working capital Agricultural Real Estate & Operating Loans As of 09/30/21 As of 06/30/21 $107 $101 568 568 $188 $177 1.8x 1.8x 31 33 0.18% 0.12% Approximate Weighted Average DSCR Weighted Average Seasoning In Months Trailing 12 Month Net Charge-Offs Portfolio Characteristics - Agricultural Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands 8

74% 17% 9% Flagged Historic Boutique Other Hotels As of 09/30/21 Portfolio Fundamentals 56% 30% 14% Minnesota Wisconsin Illinois By Geography As of 09/30/21 • Mainly experienced multi project hoteliers and guarantors with strong personal financial statements (net worth and liquidity) • Mainly flagged properties • Historic hotels are two hotels in Twin Cities area • Underwriting consistent with management's conservative approach to Investor CRE, emphasizing actual results in underwriting Hotel Loans As of 09/30/21 As of 06/30/21 $109 $93 31 32 $3.5 $2.9 56% 53% 2.3x 2.3x 0.00% 0.00%Trailing 12 Month Net Charge Offs Number of Loans Approximate DSCR - Non-Construction Portfolio Characteristics - Hotels Loan Balance Outstanding In Millions Average Loan Size In Millions Approximate Weighted Average LTV 9

48% 18% 10% 9% 5% 4% 6% Culver's - Limited Service Restaurants Other National Limited Services Micro Breweries Drinking Establishments Bowling Centers Other Restaurants As of 09/30/21 Portfolio Fundamentals 80% 15% 5% Wisconsin Minnesota Other By Geography As of 09/30/21 • Experienced developers/operators of national Limited /Quick Service brands (Culver’s, Subway, Dairy Queen, McDonalds, Jimmy John’s, A&W) • Underwritten to =<80% LTV with full recourse (depending on sponsor history); 20-year amortization with 5 to 10-year terms • Use of SBA Guaranty Program (Preferred Lender or General Processing) as appropriate • Drinking establishments may have other collateral pledged and tend to be in smaller communities in our footprint • Micro Breweries concentrated in Eau Claire area • Lessors of RE include investor and owner-occupied structure Restaurant Loans As of 09/30/21 As of 06/30/21 $41 $39 80 83 $518 $464 56% 59% 3.5x 3.5x 0.00% 0.00% Portfolio Characteristics - Restaurants Approximate Weighted Average DSCR Trailing 12 Month Net Charge-Offs Loan Balance Outstanding In Millions Number of Loans Average Loan Size In Thousands Approximate Weighted Average LTV 10

Credit Quality/Risk Ratings: Management utilizes a numeric risk rating system to identify and quantify the Bank’s risk of loss within its loan portfolio. Ratings are initially assigned prior to funding the loan, and may be changed at any time as circumstances warrant. Ratings range from the highest to lowest quality based on factors that include measurements of ability to pay, collateral type and value, borrower stability and management experience. The Bank’s loan portfolio is presented below in accordance with the risk rating framework that has been commonly adopted by the federal banking agencies. The definitions of the various risk rating categories are as follows: 1 through 4 - Pass. A “Pass” loan means that the condition of the borrower and the performance of the loan is satisfactory or better. 5 - Watch. A “Watch” loan has clearly identifiable developing weaknesses that deserve additional attention from management. Weaknesses that are not corrected or mitigated, may jeopardize the ability of the borrower to repay the loan in the future. 6 - Special Mention. A “Special Mention” loan has one or more potential weakness that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institution’s credit position in the future. 7 - Substandard. A “Substandard” loan is inadequately protected by the current net worth and paying capacity of the obligor or the collateral pledged, if any. Assets classified as substandard must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Bank will sustain some loss if the deficiencies are not corrected. 8 - Doubtful. A “Doubtful” loan has all the weaknesses inherent in a Substandard loan with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions and values, highly questionable and improbable. 9 - Loss. Loans classified as “Loss” are considered uncollectible, and their continuance as bankable assets is not warranted. This classification does not mean that the loan has absolutely no recovery or salvage value, and a partial recovery may occur in the future. 11

Below is a breakdown of loans by risk rating as of September 30, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 507,305	$ 300	$ 935	$ —	$ —	$ 508,540
Agricultural real estate	48,053	378	651	—	—	49,082
Multi-family real estate	149,802	292	—	—	—	150,094
Construction and land development	76,366	—	8,033	—	—	84,399
C&I/Agricultural operating:						
Commercial and industrial	87,481	16	3,084	—	—	90,581
Agricultural operating	23,744	22	1,624	—	—	25,390
Residential mortgage:						
Residential mortgage	65,733	—	3,253	—	—	68,986
Purchased HELOC loans	3,756	—	165	—	—	3,921
Consumer installment:						
Originated indirect paper	17,511	—	178	—	—	17,689
Other consumer	9,344	—	70	—	—	9,414
Originated loans before SBA PPP loans	$ 989,095	$ 1,008	$ 17,993	$ —	$ —	$ 1,008,096
SBA PPP loans	31,301	—	—	—	—	31,301
Total originated loans	$ 1,020,396	$ 1,008	$ 17,993	$ —	$ —	$ 1,039,397
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 126,472	$ 1,342	$ 1,970	$ —	$ —	$ 129,784
Agricultural real estate	22,517	—	5,035	—	—	27,552
Multi-family real estate	5,928	—	—	—	—	5,928
Construction and land development	949	190	—	—	—	1,139
C&I/Agricultural operating:						
Commercial and industrial	16,243	8	303	—	—	16,554
Agricultural operating	4,251	—	290	—	—	4,541
Residential mortgage:						
Residential mortgage	29,253	—	1,542	—	—	30,795
Consumer installment:						
Other consumer	512	—	4	—	—	516
Total acquired loans	$ 206,125	$ 1,540	$ 9,144	$ —	$ —	$ 216,809
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 633,777	$ 1,642	$ 2,905	$ —	$ —	$ 638,324
Agricultural real estate	70,570	378	5,686	—	—	76,634
Multi-family real estate	155,730	292	—	—	—	156,022
Construction and land development	77,315	190	8,033	—	—	85,538
C&I/Agricultural operating:						
Commercial and industrial	103,724	24	3,387	—	—	107,135
Agricultural operating	27,995	22	1,914	—	—	29,931
Residential mortgage:						
Residential mortgage	94,986	—	4,795	—	—	99,781
Purchased HELOC loans	3,756	—	165	—	—	3,921
Consumer installment:						
Originated indirect paper	17,511	—	178	—	—	17,689
Other consumer	9,856	—	74	—	—	9,930
Gross Loans Before SBA PPP Loans	$ 1,195,220	$ 2,548	$ 27,137	$ —	$ —	$ 1,224,905
SBA PPP loans	31,301	—	—	—	—	31,301
Gross loans	$ 1,226,521	$ 2,548	$ 27,137	$ —	$ —	$ 1,256,206
Less:						
Unearned net deferred fees and costs and loans in process						(3,486)
Unamortized discount on acquired loans						(4,066)
Allowance for loan losses						(16,832)
Loans receivable, net						$ 1,231,822

12

Below is a breakdown of loans by risk rating as of June 30, 2021:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 419,278	$ 506	$ 781	$ —	$ —	$ 420,565
Agricultural real estate	41,425	378	1,122	—	—	42,925
Multi-family real estate	113,491	299	—	—	—	113,790
Construction and land development	86,108	—	3,478	—	—	89,586
C&I/Agricultural operating:						
Commercial and industrial	77,758	16	3,009	—	—	80,783
Agricultural operating	21,261	22	1,731	—	—	23,014
Residential mortgage:						
Residential mortgage	69,549	—	3,416	—	—	72,965
Purchased HELOC loans	4,715	—	234	—	—	4,949
Consumer installment:						
Originated indirect paper	20,196	—	181	—	—	20,377
Other consumer	10,250	—	46	—	—	10,296
Originated loans before SBA PPP loans	$ 864,031	$ 1,221	$ 13,998	$ —	$ —	$ 879,250
SBA PPP loans	74,925	—	—	—	—	74,925
Total originated loans	$ 938,956	$ 1,221	$ 13,998	$ —	$ —	$ 954,175
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 124,647	$ 10,876	$ 3,974	$ —	$ —	$ 139,497
Agricultural real estate	24,576	—	5,164	—	—	29,740
Multi-family real estate	7,401	—	—	—	—	7,401
Construction and land development	961	202	39	—	—	1,202
C&I/Agricultural operating:						
Commercial and industrial	19,391	9	301	—	—	19,701
Agricultural operating	4,482	—	411	—	—	4,893
Residential mortgage:						
Residential mortgage	31,782	—	1,999	—	—	33,781
Consumer installment:						
Other consumer	644	—	4	—	—	648
Total acquired loans	$ 213,884	$ 11,087	$ 11,892	$ —	$ —	$ 236,863
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 543,925	$ 11,382	$ 4,755	$ —	$ —	$ 560,062
Agricultural real estate	66,001	378	6,286	—	—	72,665
Multi-family real estate	120,892	299	—	—	—	121,191
Construction and land development	87,069	202	3,517	—	—	90,788
C&I/Agricultural operating:						
Commercial and industrial	97,149	25	3,310	—	—	100,484
Agricultural operating	25,743	22	2,142	—	—	27,907
Residential mortgage:						
Residential mortgage	101,331	—	5,415	—	—	106,746
Purchased HELOC loans	4,715	—	234	—	—	4,949
Consumer installment:						
Originated indirect paper	20,196	—	181	—	—	20,377
Other consumer	10,894	—	50	—	—	10,944
Gross Loans Before SBA PPP Loans	$ 1,077,915	$ 12,308	$ 25,890	$ —	$ —	$ 1,116,113
SBA PPP loans	74,925	—	—	—	—	74,925
Gross loans	$ 1,152,840	$ 12,308	$ 25,890	$ —	$ —	$ 1,191,038
Less:						
Unearned net deferred fees and costs and loans in						(5,133)
Unamortized discount on acquired loans						(4,347)
Allowance for loan losses						(16,845)
Loans receivable, net						$ 1,164,713

13

Below is a breakdown of loans by risk rating as of December 31, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 349,482	$ 543	$ 1,088	$ —	$ —	$ 351,113
Agricultural real estate	30,041	446	1,254	—	—	31,741
Multi-family real estate	112,423	308	—	—	—	112,731
Construction and land development	87,763	—	3,478	—	—	91,241
C&I/Agricultural operating:						
Commercial and industrial	91,474	20	3,796	—	—	95,290
Agricultural operating	22,462	934	1,061	—	—	24,457
Residential mortgage:						
Residential mortgage	82,097	7	4,179	—	—	86,283
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	11,986	—	70	—	—	12,056
Originated loans before SBA PPP loans	$ 819,303	$ 2,258	$ 15,462	$ —	$ —	$ 837,023
SBA PPP loans	123,702	—	—	—	—	123,702
Total originated loans	$ 943,005	$ 2,258	$ 15,462	$ —	$ —	$ 960,725
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 148,303	$ 4,274	$ 3,985	$ —	$ —	$ 156,562
Agricultural real estate	31,147	—	5,907	—	—	37,054
Multi-family real estate	9,273	—	148	—	—	9,421
Construction and land development	7,237	—	39	—	—	7,276
C&I/Agricultural operating:						
Commercial and industrial	20,918	9	336	—	—	21,263
Agricultural operating	7,838	—	490	—	—	8,328
Residential mortgage:						
Residential mortgage	42,805	131	2,167	—	—	45,103
Consumer installment:						
Other consumer	1,150	—	7	—	—	1,157
Total acquired loans	$ 268,671	$ 4,414	$ 13,079	$ —	$ —	$ 286,164
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 497,785	$ 4,817	$ 5,073	$ —	$ —	$ 507,675
Agricultural real estate	61,188	446	7,161	—	—	68,795
Multi-family real estate	121,696	308	148	—	—	122,152
Construction and land development	95,000	—	3,517	—	—	98,517
C&I/Agricultural operating:						
Commercial and industrial	112,392	29	4,132	—	—	116,553
Agricultural operating	30,300	934	1,551	—	—	32,785
Residential mortgage:						
Residential mortgage	124,902	138	6,346	—	—	131,386
Purchased HELOC loans	5,959	—	301	—	—	6,260
Consumer installment:						
Originated indirect paper	25,616	—	235	—	—	25,851
Other consumer	13,136	—	77	—	—	13,213
Gross Loans Before SBA PPP Loans	$ 1,087,974	$ 6,672	$ 28,541	$ —	$ —	$ 1,123,187
SBA PPP loans	123,702	—	—	—	—	123,702
Gross loans	$ 1,211,676	$ 6,672	$ 28,541	$ —	$ —	$ 1,246,889
Less:						
Unearned net deferred fees and costs and loans in process						(4,245)
Unamortized discount on acquired loans						(5,063)
Allowance for loan losses						(17,043)
Loans receivable, net						$ 1,220,538

14

Below is a breakdown of loans by risk rating as of September 30, 2020:

	1 to 5	6	7	8	9	TOTAL
Originated Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 318,915	$ 1,947	$ 1,166	$ —	$ —	$ 322,028
Agricultural real estate	30,807	454	1,269	—	—	32,530
Multi-family real estate	100,148	—	—	—	—	100,148
Construction and land development	77,514	—	3,478	—	—	80,992
C&I/Agricultural operating:						
Commercial and industrial	75,338	802	3,819	—	—	79,959
Agricultural operating	23,040	28	1,256	—	—	24,324
Residential mortgage:						
Residential mortgage	85,922	7	4,171	—	—	90,100
Purchased HELOC loans	6,220	—	327	—	—	6,547
Consumer installment:						
Originated indirect paper	28,312	—	223	—	—	28,535
Other consumer	13,135	—	86	—	—	13,221
Originated loans before SBA PPP loans	$ 759,351	$ 3,238	$ 15,795	$ —	$ —	$ 778,384
SBA PPP loans	139,166	—	—	—	—	139,166
Total originated loans	$ 898,517	$ 3,238	$ 15,795	$ —	$ —	$ 917,550
Acquired Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 168,360	$ 4,237	$ 6,048	$ —	$ —	$ 178,645
Agricultural real estate	33,765	—	6,848	—	—	40,613
Multi-family real estate	9,372	—	148	—	—	9,520
Construction and land development	8,264	—	82	—	—	8,346
C&I/Agricultural operating:						
Commercial and industrial	23,572	59	782	—	—	24,413
Agricultural operating	8,688	—	946	—	—	9,634
Residential mortgage:						
Residential mortgage	49,243	243	2,268	—	—	51,754
Consumer installment:						
Other consumer	1,404	—	5	—	—	1,409
Total acquired loans	$ 302,668	$ 4,539	$ 17,127	$ —	$ —	$ 324,334
Total Loans:						
Commercial/Agricultural real estate:						
Commercial real estate	$ 487,275	$ 6,184	$ 7,214	$ —	$ —	$ 500,673
Agricultural real estate	64,572	454	8,117	—	—	73,143
Multi-family real estate	109,520	—	148	—	—	109,668
Construction and land development	85,778	—	3,560	—	—	89,338
C&I/Agricultural operating:						
Commercial and industrial	98,910	861	4,601	—	—	104,372
Agricultural operating	31,728	28	2,202	—	—	33,958
Residential mortgage:						
Residential mortgage	135,165	250	6,439	—	—	141,854
Purchased HELOC loans	6,220	—	327	—	—	6,547
Consumer installment:						
Originated indirect paper	28,312	—	223	—	—	28,535
Other consumer	14,539	—	91	—	—	14,630
Gross Loans Before SBA PPP Loans	$ 1,062,019	$ 7,777	$ 32,922	$ —	$ —	$ 1,102,718
SBA PPP loans	139,166	—	—	—	—	139,166
Gross loans	$ 1,201,185	$ 7,777	$ 32,922	$ —	$ —	$ 1,241,884
Less:						
Unearned net deferred fees and costs and loans in process						(5,033)
Unamortized discount on acquired loans						(6,712)
Allowance for loan losses						(14,836)
Loans receivable, net						$ 1,215,303

15

Allowance for Loan Losses (in thousand, except ratios) September 30, 2021 and Three Months Ended June 30, 2021 and Three Months Ended December 31, 2020 and Three Months Ended September 30, 2020 and Three Months Ended Allowance for loan losses (“ALL”), at beginning of period $ 16,845 $ 16,860 $ 14,836 $ 13,373 Loans charged off: Commercial/Agricultural real estate — (51) — — C&I/Agricultural operating — (7) (300) (103) Residential mortgage — — — (51) Consumer installment (36) (15) (23) (10) Total loans charged off (36) (73) (323) (164) Recoveries of loans previously charged off: Commercial/Agricultural real estate 4 1 1 73 C&I/Agricultural operating 13 33 11 33 Residential mortgage 1 3 — 1 Consumer installment 5 21 18 20 Total recoveries of loans previously charged off: 23 58 30 127 Net loans charged off (“NCOs”) (13) (15) (293) (37) Additions to ALL via provision for loan losses charged to operations — — 2,500 1,500 ALL, at end of period $ 16,832 $ 16,845 $ 17,043 $ 14,836 Average outstanding loan balance $ 1,192,636 $ 1,186,439 $ 1,240,895 $ 1,258,224 Ratios: NCOs (annualized) to average loans — % 0.01% 0.09% 0.01% 16

Nonaccrual Loans Roll forward
(in thousands)

	Quarter Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Balance, beginning of period	$ 8,075	$ 8,678	$ 10,747	$ 13,154	$ 14,787
Additions	4,859	863	430	912	716
Acquired nonaccrual loans	—	—	—	—	—
Charge offs	(24)	(58)	(205)	(2)	(141)
Transfers to OREO	—	—	(45)	—	(172)
Return to accrual status	—	(696)	(291)	—	(165)
Payments received	(1,202)	(712)	(1,935)	(3,317)	(1,744)
Other, net	(2)	—	(23)	—	(127)
Balance, end of period	$ 11,706	$ 8,075	$ 8,678	$ 10,747	$ 13,154

Other Real Estate Owned Roll forward
(in thousands)

	Quarter Ended				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Balance, beginning of period	$ 129	$ 57	$ 156	$ 756	$ 692
Loans transferred in	—	—	45	—	172
Branch properties transferred in	0	79	—	—	—
Sales	(124)	(5)	(142)	(529)	(86)
Write-downs	—	—	—	(68)	(26)
Other, net	(3)	(2)	(2)	(3)	4
Balance, end of period	$ 2	$ 129	$ 57	$ 156	$ 756

Troubled Debt Restructurings in Accrual Status
(in thousands, except number of modifications)

	September 30, 2021		June 30, 2021		December 31, 2020		September 30, 2020	
	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment	Number of Modifications	Recorded Investment
Troubled debt restructurings: Accrual Status								
Commercial/Agricultural real estate	12	$ 4,711	14	$ 4,841	16	$ 4,695	19	$ 5,480
C&I/Agricultural Operating	4	3,685	6	3,804	4	3,836	5	3,868
Residential mortgage	39	2,925	40	3,040	43	3,162	42	3,178
Consumer installment	6	44	7	51	8	49	7	53
Total loans	61	$ 11,365	67	$ 11,736	71	$11,742	73	$12,579

17

Acquired loans represent much of the reduction in non-performing loans and classified loans. The table below shows the changes in the Bank's non-accretable difference on purchased credit impaired loans. The second table below shows the changes in the Bank's accretable loan discount which was established at each acquisition. The Bank has transferred the non-accretable difference on purchased credit impaired loans to accretable discount as collateral coverage improved sufficiently, due to a combination of principal paydowns and/or improving collateral positions. This transferred non-accretable difference to accretable discount is accreted over the remaining maturity of the loan or until payoff, whichever is shorter.

Non-accretable difference:

	(in thousands)				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Non-accretable difference, beginning of period	$ 823	$ 966	$ 1,087	$ 1,661	$ 3,355
Additions to non-accretable difference for acquired purchased credit impaired loans	—	—	—	—	—
Non-accretable difference realized as interest from payoffs of purchased credit impaired loans	(8)	(37)	(58)	(324)	(130)
Transfers from non-accretable difference to accretable discount	(129)	(106)	(63)	(50)	(1,294)
Non-accretable difference used to reduce loan principal balance	—	—	—	(200)	(270)
Non-accretable difference transferred to OREO due to loan foreclosure	—	—	—	—	—
Non-accretable difference, end of period	$ 686	$ 823	$ 966	$ 1,087	$ 1,661

The table below provides the changes in accretable discount for acquired loans.

Accretable discount:

	(in thousands)				
	September 30, 2021	June 30, 2021	March 31, 2021	December 31, 2020	September 30, 2020
Accretable discount, beginning of period	$ 3,524	$ 3,683	$ 3,976	$ 5,050	$ 4,032
Additions to accretable discount for acquired performing loans	—	—	—	—	—
Accelerated accretion from payoff of certain purchased credit impaired loans with transferred non-accretable difference	(12)	—	(90)	(872)	—
Transfers from non-accretable difference to accretable discount	129	106	63	50	1,294
Scheduled accretion	(261)	(265)	(266)	(252)	(276)
Accretable discount, end of period	$ 3,380	$ 3,524	$ 3,683	$ 3,976	$ 5,050

18

On November 30, 2020, the Board of Directors adopted a share repurchase program, pursuant to which Citizens Community Bancorp, Inc. was authorized to repurchase 557 thousand shares of its common stock, or approximately 5% of the outstanding shares on that date. Repurchases made during the quarter ended September 30, 2021, used all remaining shares authorized under this share repurchase program. On July 23, 2021, the Board of Directors adopted a new share repurchase program, pursuant to which Citizens Community Bancorp, Inc. is authorized to repurchase 532,962 shares of its common stock, or approximately 5% of the outstanding shares on that date. Under this new share repurchase program, approximately 144 thousand shares, were repurchased during the quarter ended September 30, 2021. As of September 30, 2021, there were 10.5 million shares outstanding and an additional 389 thousand shares could be repurchased under the program. Earnings Per Share (Amounts in thousands, except per share data, share count in thousands) Three Months Ended Nine Months Ended September 30, 2021 June 30, 2021 September 30, 2020 September 30, 2021 September 30, 2020 Basic Net income attributable to common shareholders $ 4,997 $ 4,706 $ 3,480 $ 15,209 $ 9,155 Weighted average common shares outstanding 10,610 10,778 11,153 10,788 11,173 Basic earnings per share $ 0.47 $ 0.44 $ 0.31 $ 1.41 $ 0.82 Diluted Net income attributable to common shareholders $ 4,997 $ 4,706 $ 3,480 $ 15,209 $ 9,155 Weighted average common shares outstanding 10,610 10,778 11,153 10,788 11,173 Add: Dilutive stock options outstanding 13 12 — 10 — Average shares and dilutive potential common shares 10,623 10,790 11,153 10,798 11,173 Diluted earnings per share $ 0.47 $ 0.44 $ 0.31 $ 1.41 $ 0.82 Common stock issued and outstanding 10,519 10,696 11,155 10,519 11,155 19

CITIZENS COMMUNITY FEDERAL N.A. Selected Capital Composition Highlights September 30, 2021 (unaudited) June 30, 2021 (unaudited) December 31, 2020 (audited) September 30, 2020 (unaudited) To Be Well Capitalized Under Prompt Corrective Action Provisions Tier 1 leverage ratio (to adjusted total assets) 9.6% 9.7% 9.9% 9.9% 5.0% Tier 1 capital (to risk weighted assets) 12.4% 13.5% 13.5% 13.7% 8.0% Common equity tier 1 capital (to risk weighted assets) 12.4% 13.5% 13.5% 13.7% 6.5% Total capital (to risk weighted assets) 13.6% 14.7% 14.7% 15.0% 10.0% CITIZENS COMMUNITY BANCORP, INC. Selected Capital Composition Highlights September 30, 2021 (unaudited) June 30, 2021 (unaudited) December 31, 2020 (audited) September 30, 2020 (unaudited) For Capital Adequacy Purposes Tier 1 leverage ratio (to adjusted total assets) 7.6% 7.5% 7.7% 7.5% 4.0% Tier 1 capital (to risk weighted assets) 9.7% 10.4% 10.5% 10.5% 6.0% Common equity tier 1 capital (to risk weighted assets) 9.7% 10.4% 10.5% 10.5% 4.5% Total capital (to risk weighted assets) 13.2% 14.2% 14.3% 14.3% 8.0% 20